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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): August 19, 1999
                                                          ---------------



                              TOWNE SERVICES, INC.
                              --------------------
                            (Exact Name of Registrant
                          as Specified in its Charter)




 Georgia                             000-24695                 62-1618121
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(State or Other                     (Commission             (I.R.S. Employer
Jurisdiction of                     File Number)            Identification No.)
Incorporation)




3950 Johns Creek Court, Suite 100, Suwanee, Georgia                   30024
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (678) 475-5200
                                                            -------------



          3295 River Exchange Drive, Suite 350, Norcross, Georgia 30092
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On August 19, 1999, Towne Services, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS.

99.1.    Press release dated August 19, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TOWNE SERVICES, INC.

                                          By: /s/ Bruce F. Lowthers, Jr.
                                              --------------------------
                                              Bruce F. Lowthers, Jr.
                                              Chief Financial Officer

Dated:  August 19, 1999

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                                  EXHIBIT INDEX

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Exhibit
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99.1     Press Release dated August 19, 1999.
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